Exhibit 10.9


                                MICROISLET, INC.

                           TABLE OF STOCK UNIT AWARDS


         In December 2007, the registrant's board of directors awarded restricted stock units representing the right to receive 300,000 shares of common stock to two individuals associated with an investor relations firm. These stock unit awards were not approved by the registrant's security holders. The stock unit awards are documented pursuant to the Stock Units Agreement in the form attached hereto as Exhibit 10.8.

         The table set forth below lists the number of stock units awarded to each awardee and the corresponding vesting schedule.


Name of Awardee           No. of Stock Units     Vesting Schedule
---------------           ------------------     ----------------

(1)                       240,000                1/12 of the stock units vest on each monthly anniversary of
                                                 November 27, 2007, subject to continuing service.

(1)                         60,000               1/12 of the stock units vest on each monthly anniversary of
                                                 November 27, 2007, subject to continuing service.


*  *  *

(1) The names of the awardees are not disclosed because they are not directors or officers of the registrant.